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                                                                   Exhibit 10.50


                          COMMON STOCK PURCHASE WARRANT

Void after July 20, 2004

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT OFFER, REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF OR DISTRIBUTE DIRECTLY OR INDIRECTLY THESE SECURITIES IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AT ANY TIME PRIOR TO TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THESE SECURITIES, EXCEPT (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT,
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

                          COMMON STOCK PURCHASE WARRANT

VASCO DATA SECURITY INTERNATIONAL, INC., a Delaware corporation (the "Company") having its principal office at 1901 South Meyers Road, Suite 210, Oakbrook




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Terrace, Illinois 60181, hereby certifies that, for value received, UBIZEN,
N.V., or transferees or assigns (the "Holder") is entitled, subject to the vesting schedule (attached as Exhibit B hereto) and the terms and conditions set forth below, to purchase from the Company at any time and from time to time on or after July 20, 2000 and before 5:00 p.m. New York City time, on July 20, 2004, four hundred eighty thousand (480,000) fully paid and non-assessable shares of the Common Stock of the Company, par value $0.001 per share, (the "Shares") at the price per share of Four Dollars and Twenty Five Cents (US $4.25) (the "Purchase Price"), subject to the terms and conditions, adjustments and limitations set forth herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "COMPANY" has the meaning set forth in the introductory paragraph above, and include any corporation which shall succeed to or assume the obligations of the Company hereunder.

(b) The term "COMMON STOCK" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency

(c)      The "ORIGINAL ISSUE DATE" is July 20, 2000.

(d) The term "OTHER SECURITIES" refers to any capital stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

(e) The term "PURCHASE PRICE" shall have the meaning set forth in the introductory paragraph above, as such price may be adjusted pursuant to the terms hereof.

(f) The term "SECURITIES ACT" means the Securities Act of 1933 as the same shall be in effect at the time.

(g) The term "SERIES C SHARES" means the shares of the Company's Series C Preferred Stock being sold to Holder pursuant to the Purchase Agreement (as defined in Section 1 below).



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         1. Term, Vesting. This Warrant is being issued in connection with that certain Securities Purchase Agreement, dated as of July 18, 2000, by and among the Company and Ubizen, N.V. (the "Purchase Agreement"), and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall control. Commencing with the calendar quarter ended September 30, 2000, for so long as all of the Series C Shares remain outstanding, the Shares shall vest, and become exercisable, in sixteen (16) quarterly installments of 30,000 shares, subject to adjustment as provided below. In the event that any shares of the Series C Shares have been converted or redeemed prior to the expiration of this Warrant, all unvested Shares shall vest from the date of such conversion, or redemption, as the case may be, in quarterly installments in an amount equal to the product of (a) 30,000 multiplied by (b) a fraction, (i) the numerator of which shall be the remainder of (A) the number of Series C Shares held by the Holder immediately prior to such conversion minus
(B) the number of Series C Shares so converted or redeemed, and (ii) the denominator of which shall be 150,000, and the Warrant will automatically cease to vest with respect to any additional Shares as of the date of such conversion or redemption.

         2. Registration, etc. This Warrant, the shares of Common Stock issuable upon exercise thereof and the Other Securities shall have such registration rights as provided in Section 8 and Section 9 of the Purchase Agreement.

         3. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of this Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of this Warrant, this Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the record owner or transferee of this Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition of thereof shall at all times be within the control of such record owner or transferee, as the case may be, provided further that nothing contained in this section 3 shall relieve the Company from complying with any request for registration pursuant to section 2 hereof. The first Holder of this Warrant represents to the Company that it is acquiring this Warrant for investment and not with a view to the distribution thereof.

4.       Method of Exercise; Payment.

(a) Subject to the provisions hereof, this Warrant may be exercised, with respect to vested Shares only, in whole or in part, by the record owner hereof by surrender of this Warrant, with the form of subscription attached hereto as Exhibit A duly executed by such record owner, to the Company at its principal office accompanied by payment in an amount equal to the Purchase Price per share multiplied by the number of Shares then


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being purchased. Payment of the Purchase Price for the shares of Common Stock purchased pursuant to exercise of this Warrant shall be made (a) in cash or cash equivalents, (b) through the tender to the Company of shares of Common Stock, which shares shall be valued for purposes of determining the extent to which the Purchase Price has been paid, at their Market Price (determined by the Board of Directors of the Company in accordance with section 3.3 hereof) on the date of exercise, (c) by delivering a written direction to the Secretary of the Company that this Warrant is to be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Warrant are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a "cashless" exercise/loan procedure (pursuant to which the holders would obtain a margin loan from a broker to fund the certificates for the shares of Common Stock for which the Warrant is exercised, such certificates will be delivered to the broker who will deliver to the Company the cash (or cash equivalents acceptable to the Company) equal to the Purchase Price for the shares of Common Stock purchased pursuant to the exercise of the Warrant plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of the Warrant, or (d) a combination of the methods described in (a), (b) and (c) above.

(b) As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the preceding three
(3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by NASDAQ or, if the security is not quoted on NASDAQ, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

(c) The Company will, at the time of any exercise of this Warrant, upon the request of the record owner hereof, acknowledge in writing its continuing obligation to afford to such record owner any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such record owner shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the record owner of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such record owner any such rights.

         5. Delivery of Stock Certificates; etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including


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the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the record owner hereof, or as such record owner (upon payment by such record owner of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such record owner shall be entitled upon such exercise, plus, in lieu of any fractional share to which such record owner would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such record owner is entitled upon such exercise pursuant to section 1, section 6 or otherwise.

         6. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive without payment therefor

(a) other or additional stock or other securities or, property (other than cash) by way of dividend, or

(b) any cash paid or payable (including, without limitation, by way of dividend other than dividend payable out of earned surplus of the Company), or

(c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, recapitalization, combination of shares or similar corporate rearrangement,

then, and in each such case the record owner of this Warrant, upon the exercise hereof as provided in section 4 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 6) which such record owner would hold on the date of such exercise if on the Original Issue Date such person had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 6) receivable by such person as aforesaid during such period, giving effect to all adjustments called for during such period by sections 1, 6 and 7 hereof.

         7. Reorganization, Consolidation, Merger, etc. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate or merge with any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the record owner of this Warrant, upon the exercise hereof as provided in section 4 at any time after the consummation of such reorganization,



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consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be obligated to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such record owner would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such record owner had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in sections 6 and 8 hereof.

         8. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding.

         9. Certificate of Chief Financial Officer as to Adjustments In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly cause the Company's Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding; provided that if any similar certificate is provided by the Company's regularly retained auditor to the holder of any other warrant of the Company, the Company's regularly retained auditor shall provide this certificate to the record owner of this Warrant. The Company will forthwith mail a copy of each such certificate to the record owner of this Warrant.

         10. Notices of Record Date, etc.  In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the record owner of this Warrant a notice specifying (i) the date on which any such record is to be


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taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

         11. Reservation of Stock, etc., Issuable on Exercise of Warrants The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

         12. Listing on Securities Exchanges The Company will, at its expense, to the extent permitted by the rules of any national securities exchange or automated inter-dealer quotation system on which the Common Stock is listed, simultaneously list on such exchange or system, upon official notice of issuance upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant

         13. Replacement of Warrants Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         14. Warrant Agent The Company may, by written notice to each record owner of this Warrant, appoint an agent, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of this Warrant pursuant to Section 4 and replacing this Warrant pursuant to Section 13, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Notices, etc. All notices and other communications from the Company to the record owner of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such record owner, or, until an address is so furnished, to and at the address of the last record owner of this Warrant who has so furnished an address to the Company.

         16. Miscellaneous This Warrant and any term thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the internal laws of such state. The


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headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         17. Executed Expiration The right to exercise this Warrant shall expire at 5:00 p.m. New York City time, on July 20, 2000.

         18. Assignability This Warrant is not transferrable or assignable (a) except pursuant to the terms and conditions of the Purchase Agreement, and (b) in connection with, and only in connection with, a transfer of Series C Preferred Stock, in any event subject to applicable securities laws and section 3 hereof.












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IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 20th day of July, 2000.

By:
   ----------------------------------------
Name:   Mario Houthooft
Title:  President and Chief Executive Officer


(Apply Corporate Seal)










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                                    EXHIBIT A
                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

To:______VASCO  DATA SECURITY INTERNATIONAL, INC.
[          ]
[          ]
Attention: Corporate Secretary

The undersigned, the record owner of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,* shares of the Common Stock of VASCO DATA SECURITY
INTERNATIONAL, INC., and herewith make payment of $[    ] therefor, and requests
that the certificates for such shares be issued in the name of, and delivered
to, [       ], whose address is [          ].

Dated: [             ]

------------------------
(Signature must conform in all respects to name of record owner as specified on the face of the Warrant)

---------------------------------

(Address)



--------------------------
* Insert here the number of shares called for on the face of the Warrant [or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised], in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or case which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.





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                                    EXHIBIT B
                                VESTING SCHEDULE

_________Set forth below is the date of vesting and the number of shares of Common Stock to vest on such date (such schedule shall automatically be modified in accordance with any adjustment(s) pursuant to the terms of the Warrant):

         DATE                 NUMBER OF SHARES
         ----                 ----------------

1.       9/30/00                    30,000
2.       12/31/00                   30,000
3.       3/31/01                    30,000
4.       6/30/01                    30,000
5.       9/30/01                    30,000
6.       12/31/01                   30,000
7.       3/31/02                    30,000
8.       6/30/02                    30,000
9.       9/30/02                    30,000
10.      12/31/02                   30,000
11.      3/31/03                    30,000
12.      6/30/03                    30,000
13.      9/30/03                    30,000
14.      12/31/03                   30,000
15.      3/31/04                    30,000
16.      6/30/04                    30,000




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                                    EXHIBIT C
                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto
[       ][      ] the right represented by the within Warrant to purchase shares of the Common Stock of VASCO DATA SECURITY INTERNATIONAL, INC. to which the
within Warrant relates, and appoints [       ] as Attorney-in-Fact to transfer
such right on the books of [        ] with full power of substitution in the
premises. The Warrant being transferred hereby is the Common Stock Purchase Warrant initially issued by VASCO DATA SECURITY INTERNATIONAL, INC. as of July
[  ], 2000.

Dated:
      ----------------------


------------------------------
(Signature must conform in all respects to name of record owner as specified on the face of the Warrant)


------------------------------
          (Address)


Signature guaranteed by a Bank or Trust Company having its principal office in New York City or by a Member Firm of the New York or American Stock Exchange






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